Exhibit 99.22

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
October 31, 1999



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              5.5672%



        Excess Protection Level
          3 Month Average   6.02%
          October, 1999   6.21%
          September, 1999   5.86%
          August, 1999   5.97%


        Cash Yield                                  18.61%


        Investor Charge Offs                         4.68%


        Base Rate                                    7.72%


        Over 30 Day Delinquency                      5.07%


        Seller's Interest                            9.14%


        Total Payment Rate                          14.64%


        Total Principal Balance                     $47,636,626,081.62


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,354,806,563.13